THE BANKER'S STORE, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of The Banker's Store, Inc. (the "Company") on Form 10-QSB for the period ending August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Albert Blankenship, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                         By: /s/ ALBERT BLANKENSHIP
                                             ------------------------------
                                             Albert Blankenship
                                             Chief Financial Officer
                                             (Principal Accounting Officer)


October 21, 2002